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                                                                   EXHIBIT 10.41

                            INTERIM PROMISSORY NOTE
                            -----------------------


$1,100,000                                                      October 17, 1996


     FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to PHILLIPS COLLEGES, INC., a Mississippi corporation, for itself and/or as agent for the Sellers or any other parties as designated by Phillips (in such capacities, the "Phillips Payee") or order, at One Hancock Plaza, Suite 1408, Gulfport, Mississippi 39501, or at such other place as the Phillips Payee hereof may from time to time designate by written notice to Maker, the sum of ONE MILLION ONE HUNDRED THOUSAND DOLLARS ($1,100,000), together with interest on the balance of unpaid principal at the Past Due Rate (as defined herein), if applicable, at the times and upon the terms set forth in this Note.

     A.   DEFINITIONS.  Certain terms used in this Note shall have the meaning
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set forth below for each such term.  Capitalized terms used in this Note and not defined herein shall have the meanings given them in the Master Asset Purchase Agreement (as defined herein).

     1.   Business Day.  A day other than Saturday, Sunday or any day on which
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banking institutions in the cities of Los Angeles or New York are authorized by law or other governmental action to close.

     2.   Deeds of Trust.  The Deeds of Trust and Assignments of Rents and
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Mortgages and Assignments of Rents which are to secure the Other Notes.

     3.   Escrow Funding Note.  That certain promissory note of even date
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herewith, in the original principal amount of $2,900,000.00 executed by Maker and payable to the order of Phillips Colleges, Inc.

     4.   Maker.  Corinthian Colleges, Inc., a Delaware corporation, and its
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successors and assigns as permitted hereunder.

     5.   Master Asset Purchase Agreement.  That certain Master Asset Purchase
          -------------------------------
Agreement of even date herewith by and between Maker, Phillips Colleges, Inc. and certain of its subsidiaries.

     6.   Maturity Date.  The date that is the earlier of (a) sixty (60) days
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after the date hereof or (b) the last date on which:  (i) the U.S. Department of
Education has certified all the Schools (as defined herein) as eligible for
Title IV funding, and (ii) some or all of the guaranty agencies which guarantee Federal Family Education Loan ("FFEL") program loans for the Schools resume such activities such that any combination of Schools with an aggregate value of $17,600,000.00 (based on the values shown on Exhibit A hereto) are able to begin
                                             ---------
certifying FFEL program loan applications and receiving FFEL loan program

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funds; or such earlier date to which the maturity of this Note may be accelerated or otherwise payable in accordance with the provisions hereof.

     7.   Other Notes. Collectively, the following promissory notes which are to
          -----------
be executed and delivered by Maker in accordance with the terms of that certain agreement entitled "Provisions Concerning Purchase and Sale of Real Estate" dated October 17, 1996, between Phillips Payee and its affiliates, Phillips College of Denver, Inc., Blair Business College, Inc. and Phillips Educational Group of Central Florida, Inc., as seller, and Maker, as buyer, relating to the purchase and sale of certain real estate described therein: (i) promissory note payable to the order of Phillips College of Denver, Inc. referred to as the Real Property Purchase Money Note for Parks College - Denver South Tract; (ii) promissory note payable to the order of Blair Business College, Inc. referred to as the Real Property Purchase Money Note for Blair Junior College Tract; (iii) promissory note payable to the order of Phillips Educational Group of Central Florida, Inc. referred to as the Real Property Purchase Money Note for Orlando College - Melbourne Tract; (iv) promissory note payable to the order of Phillips Educational Group of Central Florida, Inc. referred to as the Real Property Purchase Money Note for Tampa College - Main Tract; (v) promissory note payable to the order of Phillips College of Denver, Inc. referred to as the Real Property Purchase Money Note for Parks College-Denver North Tract.

     8.   Past Due Interest.  The additional interest due and calculated at the
          -----------------
Past Due Rate as provided in Paragraph D.2 below.

     9.   Past Due Rate. The lesser of (i) the rate of twenty-four percent (24%)
          -------------
per annum, or (ii) the maximum lawful rate of interest applicable to this Note.

     10.  Phillips Payee.  Phillips Colleges, Inc., a Mississippi corporation,
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or any future owner or holder of this Note, including pledgees and transferees of this Note or any person or entity acquiring or owning a participation interest herein.

     11.  Schools.  The schools listed on Exhibit A attached hereto and
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incorporated herein by this reference, which are owned and operated by Maker and certain of its affiliates.

     12.  Security Documents.  The Deeds of Trust and any other documents or
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instruments now or hereafter securing the Other Notes, a portion of the Escrow
Funding Note or evidencing the obligations secured by the Deeds of Trust.

     B.   PAYMENTS.
          --------

     1.   Payment of Principal.  The principal amount of $1,100,000 shall be due
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and payable on the Maturity Date.

     2.   Application of Installment Payments. Any installment payment hereunder
          -----------------------------------
shall be applied when received first to the payment of any unpaid Past Due Interest, if any, and then to reduce principal.

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     C.   PREPAYMENT.
          ----------

     1.   Prepayment.  During the term of this Note, Maker shall have the right
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to prepay this Note in part, without premium or penalty, at any time and from time to time.

     D.   DEFAULT.
          -------

     1.   Default; Acceleration. If any of the following events (each, an "Event
          ---------------------
of Default") shall occur, then, or at any time thereafter unless such event is excused, the whole of the unpaid principal hereof, together with accrued and outstanding interest shall, at the election of Phillips Payee and without notice of such election (except as may be required by applicable law), become immediately due and payable:

          (a) Maker's failure to make any payment when due in accordance with the terms of this Note and the continuance of such failure for a period of ten (10) days after Phillips Payee gives written notice thereof to Maker.

          (b) Default by Maker in the performance of any other obligations on Maker's part to be performed under this Note and the continuance of such default after lapse of any grace or curative period applicable to such default under the terms thereof.

          (c) The occurrence of a default under any of the Other Notes, the Escrow Funding Note or any Security Document and the continuance of such default after lapse of any grace or curative period applicable to such default under the terms thereof.

          (d) The failure of Maker to pay when due any sum owing to Phillips Colleges, Inc., any of the other Selling Parties or the Phillips Payee under Section 2.2.3 of the Master Asset Purchase Agreement.

Phillips Payee's election may be exercised at any time after any such Event of Default, and the acceptance of one or more payments hereon from any person thereafter shall not constitute a waiver of Phillips Payee's election, or of its option to make such election.

     2.   Past Due Interest Rate.  Subject to the limitations contained in
          ----------------------
Paragraph E.3 below, all past-due principal of this Note shall bear Past Due Interest at the Past Due Rate beginning upon the expiration of the applicable curative period hereunder and continuing until paid in full.

     3.   Collection and Enforcement Costs.  Maker agrees to pay all reasonable
          --------------------------------
costs of collection, including reasonable attorneys' fees and all costs of any action or proceeding, in case any payment of interest or principal and interest thereon is not paid when due, or in case it becomes necessary to enforce any other obligation of Maker hereunder, or in the event Phillips Payee is made a party to any litigation because of the existence of the indebtedness evidenced by this Note, whether suit be brought or not.

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     4.   Waivers.  Except and to the extent expressly provided in Paragraph D.1
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above, Maker waives diligence, presentment, protest and demand, notice of protest, of demand, of nonpayment, of dishonor, of acceleration, of intent to accelerate maturity and of maturity and agrees that time is of the essence of every provision hereof; and consents to any and all renewals, extensions or modifications of the terms hereof, including time for payment, and further agrees that any such renewal, extension or modification, or the release or substitution of any person liable on the indebtedness evidenced hereby shall not affect the liability of any of such parties for the indebtedness evidenced by this Note. Any such renewals, extensions, modifications, releases or substitutions may be made without notice to any of such parties.

     5.   Remedies Cumulative.  The rights and remedies of Phillips Payee as
          -------------------
provided in this Note shall be cumulative and concurrent and may be pursued singly, successively or together against Maker or any other persons or entities who are, or may become, liable for all or any part of this indebtedness, and any other funds, property or security held by Phillips Payee for the payment hereof, or otherwise, at the sole discretion of Phillips Payee. Failure to exercise any such right or remedy shall in no event be construed as a waiver or release of such rights or remedies, or the right to exercise them at any later time. The right, if any, of Maker, and all other persons or entities, who are, or may become, liable for all or any part of this indebtedness, to plead any and all statutes of limitation as a defense to any demand on this Note or any other documents executed in connection with the loan evidenced by this Note, is expressly waived by each and all of such parties to the full extent permissible by law.

     E.   MISCELLANEOUS.
          -------------

     1.   Payment in Lawful Money; No Offsets.  All payments due hereunder shall
          -----------------------------------
be made in lawful money of the United States of America. All sums due hereunder shall be payable without offset, demand, abatement or counterclaim of any kind or nature whatsoever, all of which are hereby waived by Maker.

     2.   No Amendment or Waiver Except in Writing.  This Note may be amended or
          ----------------------------------------
modified only by a writing duly executed by Maker and Phillips Payee, made on or duly appended or affixed to this Note in accordance with the requirements of applicable law, which amendment expressly refers to this Note and the intent of the parties so to amend this Note. No provision of this Note may be waived by Phillips Payee, except in writing executed by Phillips Payee, and which expressly refers to this Note, and no such waiver shall be implied from any act or conduct of Phillips Payee, or any omission by Phillips Payee to take action with respect to any provision of this Note. No such express written waiver shall affect any other provision of this Note, or cover any default or time period or event, other than the matter as to which an express written waiver has been given.

     3.   Limitation on Interest.  It is expressly stipulated and agreed that it
          ----------------------
is the intention of Phillips Payee and Maker to conform strictly to applicable federal and state usury laws governing this Note ("Usury Laws"), and, notwithstanding anything to the contrary contained in this Note, or in other documents or instruments related hereto, or in

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any other agreement entered into in connection herewith, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and any other charges constituting interest, or adjudicated as constituting interest, under such Usury Laws and contracted for, chargeable or receivable under this Note or otherwise in connection with the transactions represented hereby shall, under no circumstances, exceed the maximum rate of interest permitted by such Usury Laws. In the event the maturity of this Note is accelerated by reason of an election by Phillips Payee resulting from a default hereunder or otherwise in connection herewith, or by voluntary prepayment by Maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by such Usury Laws, computed from the date of each disbursement of the loan proceeds outstanding until payment.
If, from any circumstances, Phillips Payee shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, under such Usury Laws, the amount, if any, which would exceed the maximum rate of interest permitted by such Usury Laws shall, at the option of Phillips Payee, either be credited to the payment of principal or returned to Maker. It is further agreed, without limitation of the foregoing, that calculations of the rate of interest contracted for, charged or received under this Note or in any other documents or instruments related hereto, that are made for the purpose of determining whether such rate exceeds the maximum lawful rate, shall be made, to the extent permitted by law, by amortizing, prorating, allocating, and spreading over the full term of this Note, all interest at any time contracted for, charged or received from Maker or otherwise by Phillips Payee in connection with the loan evidenced hereby. The provisions of this Paragraph E.3 shall control over all other provisions hereof and of any other instrument executed in connection herewith, which may be in apparent conflict with this Paragraph.

     4.   Governing Law.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND
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ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD
TO PRINCIPLES OF CONFLICTS OF LAWS. TO THE EXTENT THE LAWS OF THE STATE OF CALIFORNIA ARE PREEMPTED BY FEDERAL LAW, THE LAWS OF THE UNITED STATES OF AMERICA SHALL APPLY.

     5.   Certain Rules of Construction.  The headings of each Paragraph of this
          -----------------------------
Note are for information and convenience only and do not define or limit any provision of this Note. The provisions of this Note shall be construed as a whole according to their common meaning, not strictly for or against any party, or any person or entity, who is or may become liable for the payment of this Note, and to achieve the objectives of the parties unconditionally to impose on Maker the indebtedness evidenced by this Note.

     6.   Severability.  If any term of this Note, or the application thereof to
          ------------
any person or circumstances, shall be invalid or unenforceable, the remainder of this Note, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Note shall be valid and enforceable to the fullest extent permitted by law.

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     7.   Full Recourse Obligations of Maker.  Notwithstanding the provisions of
          ----------------------------------
the Other Notes that limit Maker's liability and Phillips Payee's remedies thereunder (the "Nonrecourse Provisions"), Maker's liability under this Note is absolute and shall not be limited, diminished or affected in any way by the Nonrecourse Provisions or the exercise of any remedies by Phillips Payee under the Other Notes or the Security Documents or under applicable law. Maker agrees that Phillips Payee may exercise its rights and remedies under this Note and under the Other Notes and the Security Documents separately or concurrently and in any order that it may deem appropriate. Without limiting the generality of the foregoing, Maker agrees that if an Event of Default is continuing (i) Phillips Payee shall have the right to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings from time to time in such order and manner as Phillips Payee, in its sole and absolute discretion, shall determine from time to time, (ii) Phillips Payee is not required to either marshall assets, sell the Property or any parcel thereof in any inverse order of alienation, or be subject to any "one action" or "election of remedies" law or rule, and (iii) the exercise by Phillips Payee of any remedies against any part of the Property will not impede Phillips Payee from subsequently or simultaneously exercising remedies against any other part or parts of the Property or enforcing this Note against Maker.


     EXECUTED as of the date first above written.

                                   CORINTHIAN COLLEGES, INC.,
                                   a Delaware corporation


                                   By: /s/ David Moore
                                      ---------------------------------------
                                   Name: David Moore
                                       --------------------------------------
                                   Title: President
                                         ------------------------------------

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                                   EXHIBIT A


          School                                       Value
          ------                                       -----

Western Business College; Portland, OR

Blair Junior College; Colorado Springs, CO

Parks College (North); Denver, CO

Parks College (South); Aurora, CO

Phillips College; Las Vegas, NV

Phillips Junior College of Salt Lake City;
Salt Lake City, UT

Phillips Junior College; Springfield, MO

Duff's Business Institute; Pittsburgh, PA

Rochester Business Institute; Rochester, NY

FMUS-Fort Lauderdale College, Ft. Lauderdale, FL

FMUS-Orlando College (North); Orlando, FL

FMUS-Orlando College (South); Orlando, FL

FMUS-Orlando College (Melbourne); Melbourne, FL

FMUS-Tampa College (Main); Tampa, FL

FMUS-Tampa College (Brandon); Tampa, FL

FMUS-Tampa College (Pinellas); Clearwater, FL

FMUS-Tampa College (Lakeland)

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